UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 17, 2023

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 17, 2023, Crown Crafts, Inc. (the “Company”) acquired Manhattan Group, LLC, doing business as Manhattan Toy Company (“MTC”), and its wholly-owned subsidiary, Manhattan Toy Europe Limited (“MTE” and, together with MTC, “Manhattan Toy”), pursuant to the Equity Purchase Agreement, dated as of such date, between the Company and H Enterprises International, LLC (“Seller”), whereby the Company purchased all of the issued and outstanding membership interests of MTC from Seller (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, the purchase price for the acquistion was $17.0 million in cash (the “Purchase Price”), on a cash-free, debt-free basis, subject to adjustment to the extent that actual net working capitial as of the closing differs from target net working capital of $13.75 million. The Company and Seller agreed to customary representations, warranties and covenants in the Purchase Agreement. Subject to certain limitations, Seller is required to indemnify the Company for certain losses resulting from breaches of Seller’s representations, warranties and covenants made in the Purchase Agreement and for certain other matters, in each case, as set forth in the Purchase Agreement. A portion of the Purchase Price: (i) equal to $1.7 million was deposited into an escrow account for certain indemnification claims which may be made by the Company; and (ii) equal to 20% of Manhattan Toys’s accounts receivable (net of reserves) as of the closing was deposited into an escrow account for post-closing Purchase Price adjustments for the collection of the accounts receivable.

The Purchase Price was funded by the Company using a combination of cash on hand and proceeds from the Company’s line of credit with The CIT Group/Commercial Services, Inc. (“CIT”).

The description of the Purchase Agreement contained in this Report is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated into this Item 2.01 by reference. The Purchase Agreement contains representations and warranties by the Company and Seller with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain disclosure schedules that have been omitted in accordance with the rules of the Securities and Exchange Commission (the “SEC”); may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Purchase Agreement and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Purchase Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time thereafter, and the Company’s stockholders should not rely on them as statements of fact.

The Company issued a press release on March 20, 2023 announcing the Company’s acquisition of Manhattan Toy, a copy of which is filed as Exhibit 99.1 to this Report.

As required by Item 9.01 of Form 8-K, no later than 71 days after the date on which this Report is required to be filed with the SEC, the Company will file with the SEC an amendment to this Report that includes the financial statements and pro forma financial information required pursuant to such item.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Company’s acquisition of Manhattan Toy, on March 17, 2023 the Company and CIT amended the Financing Agreement, dated as of July 11, 2006, as thereafter amended, between the Company, its subsidiaries and CIT (the “Financing Agreement”), to extend the term of the line of credit from July 2025 to July 2028 and to increase the borrowing capacity thereunder from $26.0 million to $35.0 million. The amendment also adds MTC and MTE as parties to the Financing Agreement.

The description of the amendment to the Financing Agreement contained in this Item 2.03 is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 99.2 to this Report and is incorporated into this Item 2.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s acquisition of Manhattan Toy, on March 16, 2023 the Compensation Committee of the Company’s Board of Directors authorized and approved a grant of restricted stock (a “Restricted Stock Award”) to each of Olivia W. Elliott, the Company’s President and Chief Executive Officer, and Craig J. Demarest, the Company’s Vice President and Chief Financial Officer, consisting of 25,000 shares and 15,000 shares, respectively (the “Restricted Shares”), of the Company’s Class A common stock, pursuant to the Crown Crafts, Inc. 2021 Incentive Plan (the “2021 Plan”). The Restricted Stock Awards will be granted on March 21, 2023 and were conditioned upon the closing of the Company’s acquisition of Manhattan Toy. All of the Restricted Shares will vest, and become non-forfeitable, on March 21, 2025, provided that the grantee has remained in continuous service with the Company through such date.

The Restricted Stock Awards are subject to the terms of the 2021 Plan and the form of Restricted Stock Award Certificate pursuant to the 2021 Plan, which form is filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 11, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Equity Purchase Agreement, dated as of March 17, 2023, between the Company and H Enterprises International, LLC.*

99.1	Press release issued March 20, 2023.

99.2
Sixteenth Amendment to Financing Agreement, dated as of March 17, 2023, by and among the Company, NoJo Baby & Kids, Inc., Sassy Baby, Inc., Manhattan Group, LLC, Manhattan Toy Europe Limited and The CIT Group/Commercial Services, Inc.

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: March 20, 2023	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer

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